Investor Presentation Third Quarter 2023

Disclaimer | Cautionary Statement Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC nations to adjust their production levels, the impact of the COVID-19 pandemic and the effects thereof, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, the Company’s international operations, operating risks, the impact of our customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue, capital expenditures and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, forecasted drilling activity and subsea investment, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip, Inc. (“Dril-Quip”) in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the Securities and Exchange Commission (“SEC”) for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, stock-based compensation, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as cash provided by operating activities less cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial information supplements should be read together with, and is not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found in the appendix. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (wwwˌdril-quipˌcom) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Dril-Quip’s website is not part of this presentation.

About Us

Who We Are | Dril-Quip Overview Dril-Quip, Inc. is a leading developer of innovative technologies for the energy industry, designing and manufacturing best-in-class products for traditional oil and gas, and certain energy transition applications. Western Hemisphere Eastern Hemisphere Asia Pacific 65% 20% 15% Subsea Products Subsea Services Well Construction 54% 26% 20% Notes: As of 10/17/23 $884 Million Market Cap1 Houston, TX Headquarters $361.9 Million 2022 Revenue NYSE since 1997 DRQ Operations 19 Countries Global Employees 1,356

Our History| Dril-Quip Over the Years 1980s 1990s 2000s 2010s 2020s 1981 Dril-Quip is founded 1986 15,000 psi Subsea Wellhead Systems Introduced 1990 Singapore manufacturing facility opens 1990 1st Subsea completion delivered 2021 Announces collaboration agreement with OneSubsea 2021 Launches ESG platform 2022 JANUARY Jeff Bird and Kyle McClure become CEO & CFO, respectively FEBRUARY “Operational Excellence” program begins – streamlining leadership, operations, and optimizing company footprint Announced CCUS collaboration agreement with Aker Solutions JUNE Announced decarbonization targets 1997 Dril-Quip goes public (NYSE: DRQ) 2016 Dril-Quip acquires TIW 1983 First international manufacturing facility opens (Scotland) 2009 20,000 psi Subsea Wellhead Systems introduced 2000 Brazil Manufacturing facility established 2023 Dril-Quip acquires Great North Wellhead

Investment Thesis | Why Dril-Quip Dril-Quip provides a balanced investment proposition to growth and value investors, supported by a long history of commanding premium valuation. Leader in Design & Manufacturing Footprint in Key Offshore Drilling Markets Organizational Alignment Strong Financial Profile Attractive Balance Sheet Manufacturer of highly engineered drilling & production equipment Competing in attractive long-term growth markets Small, self-contained teams that share a common strategy and control of own destiny Continued progression on key organic initiatives that will drive profitable growth One of very few oilfield service companies with balance sheet optionality

Operations | Global Footprint Dril-Quip is well positioned to serve the needs of the global energy industry with major manufacturing facilities in the United States (Texas), Canada, Scotland, Brazil and Singapore; and service facilities in Australia, Ecuador, Mexico, Norway, China, Egypt, Saudi Arabia Ghana, and Qatar. Engineering, Manufacturing, Sales & Service Sales and/or Service Sales Representatives Center of Excellence and World Headquarters Houston, Texas Center of Excellence Aberdeen, Scotland Center of Excellence Singapore Center of Excellence Macaé, Brazil Great North, Center of Excellence Edmonton, Alberta

Customers | Extensive Customer Portfolio Our products are used by major integrated, independent, and foreign national energy companies throughout the world, and we are known for solving customers’ most challenging problems with equipment that performs reliably, safely, and cost-effectively in deepwater, harsh environments, and severe service applications.

Macro Environment | Market & Outlook Increasing tender volume and average quote value remains above pre-pandemic levels Compelling supply and demand fundamentals in traditional energy requirements and energy transition needs Supportive commodity prices and stability favorable for durable investment Oil & Gas demand is strong and showing resilience in uncertain economic conditions regionally International Energy Agency forecast Oil & Gas demand growth of 2.0 million barrels per day to 101.9 million total barrels per day in 2023 Tight supply, modest production growth and growing demand indicate ongoing investment Energy security spurring investment, projects, partnerships, and increased offshore exploration Focus on decarbonization supporting R&D and ongoing investment across the space Notes: 1Based on exploration drilling forecast combined with tree forecasts from Rystad Energy

Macro Environment | Growth in Offshore Drilling Demand Dril-Quip is well positioned to capitalize on a constructive offshore market with strong growth trends in Brazil, the Middle East, Norway, Latin America, and in reemerging markets such as West Africa. Notes: Western Hemisphere includes North and South America Eastern Hemisphere includes Europe and Africa Asia-Pacific includes Pacific Rim, Southeast Asia, Australia, India, and the Middle East 2022 Revenue $362 Million 12% Growth Western Hemisphere Represented 65% of total revenue for FY 2022 Strong growth in Brazil from Petrobras, which plans to invest $78 billion between 2023 – 2027 with plans to drill ~350 wells Guyana and Suriname in the early stages of development for DRQ with follow on orders expected in 2023 and beyond Asia-Pacific Represented 15% of total revenue for FY 2022 Upswing in activity in the region, particularly in Middle East, is expected to drive demand for subsea products and well construction Eastern Hemisphere Represented 20% of total revenue for FY 2022 Long-term CCUS potential through our partnership with Aker Solutions Activity in Norway is seeing an uptick in demand due to energy security concerns

Our Strategy | What Makes Dril-Quip Different Highly engineered, innovative solutions designed to withstand the harshest environments, saving customers time and money Award-winning drilling and production products and services are utilized to provide total solutions for field developments Long operating history and a clean balance sheet with zero debt provides strong financial stability Total Solutions Engineering & Innovation Financial Stability

Commercial Excellence| Growth Update 2023 2024 2025 & Beyond Brazil Growth – Subsea Wellheads & Liner Hangers Latin America Expansion – Great North Wellheads Saudi Arabia Growth – Liner Hangers & Great North Wellheads 1 2 3 Focusing on core growth markets globally.

Operational Excellence Initiatives | Progress Update Footprint & Business Unit Restructuring $5 million expected annual savings Wellhead Manufacturing Investment $10 million expected annual savings 2023 2024 Targeting >20% Adjusted EBITDA Margin Best Cost Region Supply Chain $10 million - $15 million expected annual savings 2025 Targeting >10% Adjusted EBITDA Margin Targeting 15%-18% Adjusted EBITDA Margin Driving organizational culture of continuous productivity improvement.

Strategic Operating Products & Services

Business supported by Dril-Quip’s expansion into high-growth decarbonization opportunities in our Energy Transition offering longer term. Our Business | Strategic Operating Product & Services Dril-Quip is in the process of streamlining operations and leadership around more focused and integrated product and service lines in a manner that aligns with the strategy. Subsea Products Subsea Services Well Construction Market leader in subsea wellhead equipment and technology, manufacturing highly engineered, field-proven products with wide array of deepwater drilling equipment and technology that meets the requirements for harsh subsea environments Provider of high-level aftermarket support and technical services with field technicians that support the full lifecycle management of regulatory and industry standards, as well as offering clients comprehensive industry training programs Drilling, completions and productions solutions provider for onshore and offshore markets, supplying consumable and rental well construction products for the global energy market and offering highly experienced personnel with extensive operational knowledge and engineering expertise

Robust Product Offering | Equipment Wide range of innovative products serving the energy industry, even in the harshest environments.

PRODUCTS & SERVICES EXPOSURE PRIMARY MARKETS SUBSEA PRODUCTS Subsea Wellheads Specialty Connectors & Associated Pipes Subsea Production Systems Mudline Hanger Systems Production Riser Systems Dry Tree Systems Subsea Manifolds U.S. Gulf of Mexico, Mexico, Brazil, Trinidad & Tobago United Kingdom, Norway Saudi Arabia, Ghana China, Indonesia, Australia WELL CONSTRUCTION Liner Hangers & Expandable Liner Systems Multi-frac Well Connectors Conventional Wellhead Thermal Wellhead Specialty Well Construction Completion Packers Safety & Kelly Valves Rental & Service Canada Deepwater Gulf of Mexico Latin America Brazil Ecuador Mexico Saudi Arabia Namibia SUBSEA SERVICES Technical Advisor Assistance Leasing of Subsea Equipment Reconditioning Storage & Maintenance Rental Tools U.S. Gulf of Mexico, Mexico, Brazil, Trinidad & Tobago United Kingdom, Norway Saudi Arabia, Ghana China, Indonesia, Australia Our Business | Portfolio Positioned for Both On- & Off-shore

Wellheads Field-proven wellhead system specially designed to meet the many challenges of working in shallow or deep-water environments and shallow or ultra-deep well applications Connectors & Surface Equipment Specialty connector suite of products that meet the varying casing challenges faced across well applications Solutions focused surface and capital drilling equipment that offer thee appropriate balance of technology and economy Subsea Production Systems Innovative drilling and production products providing comprehensive field development solutions Production Trees, Manifolds, Connection & Control Systems, Production PLEM’s, PLET’s, Flowline Jumpers Initiatives & Accolades 673 patents Tier 1 wellhead provider Executing collaboration agreements Targeting shallow water and CCUS opportunities through SBTe offering Our Business | Subsea Products Profile Manufacturer of highly engineered, field-proven products with a wide array of deepwater drilling equipment and technology that meet the requirements for harsh subsea environments.

Aftermarket Capabilities Partners with customers throughout the lifecycle including full installation, strip-down, inspection, testing, assembly capabilities In-house machining capabilities for manufacturing and repairing from the smallest components to full subsea tree blocks Comprehensive engineering, project, and back-office support functions for seamless and continuous customer support Ability to serve customers and projects in the harshest environments Initiatives & Accolades Highly reactive support for equipment installation Global network of trained technicians and specialized tooling Dedicated facilities for refurbishment and rework Our Business | Subsea Services Profile Provider of high-level aftermarket support and technical services with field technicians that support the full installation and lifecycle management of regulatory and industry standards, as well as offer industry training programs.

Expandable Liner Hangers – XPakTM & Big Bore XPak De® Features innovative liner top anchor/sealing device, providing unmatched reliability Robust system suitable for HTHP and challenging applications Established technology with limited competitors Conventional & Thermal Wellhead Products Technical, engineered-to-order wellheads used in heavy oil and thermal production locations Rental Completion Solutions Multi-Well Frac ConnectorTM Missile Frac Solution Dart & Frac Ball Launchers Casing Hardware & Well Services Providing accessories to liner hanger operations & long-string cementing Well intervention and slot recovery Tubular Running Services Initiatives & Accolades 388 patents Gaining share in key markets (Brazil, Canada, Namibia, US, Mexico) Converting from conventional to expandable liner hangers Focus on expanding presence in Saudi Arabia Integrating Great North into portfolio and expanding reach internationally Our Business | Well Construction Profile Well Construction provides solutions for onshore and offshore markets, supplying consumable and rental products for the global energy market and offering highly experienced personnel with extensive expertise. *Splits inclusive of Great North Wellhead 2023 Proforma Impact 10% 90%

Energy Transition | Long-Term Opportunity Helping our customers adapt and evolve to the Energy Transition, while positioning DRQ to support these long-term, robust opportunities. Positive reduction of carbon footprint Measurement/audit of carbon footprint across our product portfolio Next generation Power of e™ incorporating Green by DesignTM Carbon conscious R&D Measurement of carbon footprint reduction per project Carbon footprint decision metric incorporated across operations Next generation Power of e™ incorporating Green by DesignTM innovation philosophy Low Carbon Solutions Focus on CCUS markets Positive impact to carbon footprint through innovative technology application Develop adjacent markets to derive value eVolving industry Less steel/materials Less transportation Efficient operations Effective manufacturing Increased competitiveness Lower carbon footprint

ESG | Our Commitment to Responsible Growth At Dril-Quip, we believe technological innovation is key to improving energy efficiency and providing people around the world with universal access to reliable, affordable, clean energy. By doing so, we seek to stimulate economic growth and enhance the standard of living for all, improving health and creating employment opportunities globally. With an “A” rating from MSCI ESG, Dril-Quip’s approach to developing products that align with our commitment to UN Sustainable Development Goals (SDGs) is straightforward: We continuously engage with customers to understand their strategic priorities around energy efficiency and carbon emission reduction. We invest heavily in R&D as innovation has been central to technologies we have been bringing to the marketplace since 1981 and incorporate the evaluation of climate change risks and opportunities in our R&D processes. We innovate based on customer feedback and continuously improve our product portfolio. We empower customers to minimize health and safety risks while reducing their carbon footprint. We support our local communities by fostering the availability of clean, affordable energy to all. For more information on Dril-Quip’s commitment to responsible growth, please see one first-ever CSR report by visiting HERE.

Financial Performance

Recent Highlights | Third Quarter 2023 Ongoing upcycle in the offshore market continues to create strong demand. Second consecutive quarter of positive cash flow from operations and positive free cash flow; highest quarterly free cash flow amount since 2017 of $21.4 million First delivery of XPak DETM liner hangers for exploratory projects in West Africa Participation in a geothermal project in New Zealand through our connector product line Remain on track to complete footprint optimization initiatives by year end 2023 Successfully completed the acquisition of Great North which contributed $15.5 million to third quarter revenue Third Quarter Revenue $117.2 Million +33% YoY Net Loss $7.0 Million -$20.3 Million YoY Adjusted EBITDA $12.4 Million +$5.3 Million YoY Bookings $46.5 Million -25% YoY Gross Margin 27.0% +154 BPs YoY

Financial Results| Operating Segment Update New operating segments effective in 2023 provide better visibility into Dril-Quip’s business and align financial reporting with the Company’s internal operating structure. Subsea Products 15% YoY growth Includes: Subsea Wellheads, Specialty Connectors & Associated Pipes, Subsea Production Systems, Mudline Hanger Systems, Production Riser Systems, Dry Tree Systems, and Subsea Manifolds Well Construction 117% YoY growth Includes: Liner Hangers & Expandable Liner Systems, Onshore Wellheads, Specialty Downhole Tools, Safety & Kelly Valves, and Rental & Service Subsea Services 6% YoY growth Includes: Technical Advisor Assistance, Leasing of Subsea Equipment, Reconditioning, Storage & Maintenance, and Rental Tools Q3 2023 Revenue $117.2 Million +33% YoY Growth

Financial Results | Quarterly and Full Year Quarter (USD$ millions) Full Year (USD$ millions) Note: Sum of components may not foot due to rounding. Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation to GAAP measure. Revenue Adj. EBITDA +31% +12% +41% +97%

Statistical Results | Backlog, Bookings, MSAs Backlog for Q3’23 decreased 17% compared to Q2’23 and decreased by 1% year-over-year as capacity constraints in the offshore rig market are introducing headwinds Dril-Quip currently has ~70 open MSAs Subsea Products book-to-bill ratio of 0.3x for the third quarter of 2023. Historical Backlog Trends (USD$ millions) Historical Booking Trends (USD$ millions) +19% -36% +15% -17%

Balance Sheet | Providing Ample Flexibility Strong balance sheet with ample liquidity and zero debt provides flexibility to support our growth strategy. DEBT $190.0 Million CASH, CASH EQUIVALENTS & INVESTMENTS1 1: As of September 30, 2023

Capital Allocation | Priorities for Delivering ROI Demonstrating financial discipline in the pursuit of high-return opportunities that support long-term growth, while preserving our balance sheet strength and financial flexibility. High Return Organic Investments Disciplined M&A Preserve Financial Flexibility Shareholder Returns Prioritize investment into high ROI projects Support organic growth initiatives Manufacturing, R&D, etc. Technology bolt-ons to enhance existing business Deals of scale that align with selective M&A criteria Diversifying end-market exposure with energy adjacent opportunities Working capital to support operations growth Free cash flow generation focused Continue to maintain strong balance sheet Focused on delivering sustainable, long-term growth Return cash to shareholders as appropriate 1 2 3 4

M&A | Disciplined Framework Primary considerations for disciplined M&A STRATEGIC CRITERIA FINANCIAL CRITERIA ACQUISITION TARGETS Increases scale of operations Expanded geographic footprint Aligns with DRQ core competencies Above average long-term growth projections Capable of delivering consistently high margins High return on capital Technology bolt-ons to enhance existing business Deals of scale that align with selective M&A criteria Diversifying end-market exposure with energy adjacent opportunities

Outlook | Fourth Quarter Updates Revenue Bookings Capex FCF $115 million - $125 million $75 million - $100 million ~ $10 million Greater than $0 Adj. EBITDA Margins of 14% - 16%

Appendix dril-quip.com | NYSE: DRQ

Management | Result Driven Management Team Jeffrey J. Bird President and Chief Executive Officer Kyle F. McClure Vice President and Chief Financial Officer Stephen J. Chauffe Vice President — Well Construction John Mossop Vice President – Technology and Energy Transition Mahesh R. Puducheri Vice President — Chief Human Resources Officer Mark Tripsa Vice President — Integrated Supply Chain Don M. Underwood Vice President — Subsea Products James C. Webster Vice President, General Counsel and Secretary Bruce Witwer Vice President — Subsea Services

Financial Statements | Income Statement

Financial Statements | Balance Sheet

Financial Statements | Non-GAAP Financial Measures

Financial Statements | Non-GAAP Financial Measures

Financial Statements | Non-GAAP Financial Measures

Financial Metrics | Definitions Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash, Cash Equivalents & Short-Term Investments / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity)

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